Exhibit 99.12
(Text of graph posted to Ashland Inc.'s website concerning
 Valvoline gross profit)

3 Month Rolling Average (%)

	2003	2004	2005	2006	2007	2008
January	26.6	27.5	26.7	21.4	24.5	24.2
February	26.8	27.4	27.4	21.6	25.1	24.0
March	27.2	27.7	28.3	22.0	25.6
April	26.8	28.3	28.8	21.4	25.1
May	27.7	28.5	28.1	20.4	25.3
June	28.5	28.7	25.9	20.2	25.1
July	29.7	29.1	25.4	19.6	25.9
August	29.8	29.6	25.6	19.0	25.5
September	28.7	28.5	25.4	16.0	24.6
October	28.1	27.7	24.5	17.9	24.3
November	27.5	26.4	23.0	19.7	24.6
December	28.3	26.8	22.1	23.8	24.7

12 Month Rolling Average (%)

	2003	2004	2005	2006	2007	2008
January	28.8	28.1	28.0	25.1	20.7	24.9
February	28.7	28.1	28.0	24.7	21.0	24.9
March	28.3	28.3	28.1	23.9	21.4
April	28.0	28.4	28.1	23.2	21.7
May	28.0	28.3	27.9	22.6	22.3
June	28.1	28.3	27.4	22.4	22.6
July	28.1	28.3	27.2	21.7	23.3
August	28.2	28.3	26.9	20.9	23.9
September	27.7	28.3	26.6	19.9	24.8
October	27.8	28.2	26.4	20.0	25.0
November	28.0	28.0	26.0	20.1	25.1
December	28.2	27.9	25.5	20.4	25.0